EXHIBIT 10.24Q

FOURTH AMENDMENT TO AFFILIATE ADDENDUM

CAROLINA REGION

A. CSG Systems, Inc., successor in interest to ComTec Incorporated (“CSG”) and Time Warner Cable Inc. (“TWC”) entered into that certain Processing and Production Services Agreement, dated as of June 18, 2003, Document #2294504 (as amended from time to time, the “Agreement”).

B. Pursuant to the Agreement, CSG and the Time Warner Entertainment—Advance/Newhouse Partnership d/b/a Time Warner Cable through its Carolina Region (“Carolina Region” or “Affiliate”) also entered into an Affiliate Addendum as of November 3, 2008, as amended (CSG Document #2295355) (“Carolina Addendum”).

C. CSG and the Carolina Region desire to amend the Carolina Addendum as set forth in this Fourth Amendment (the “Amendment”). Upon execution of this Amendment, any subsequent references to the Carolina Addendum between the parties shall mean the Carolina Addendum as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Carolina Addendum shall continue in full force and effect according to their terms.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein and in the Agreement, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, CSG and the Carolina Division mutually agree as follows as of the date of last signature below (the “Amendment Effective Date”):

1. Term. The Term set forth in Section 3 of the Carolina Addendum is hereby modified to continue until December 31, 2013.

2. Conflict with Agreement. To the extent that the terms and conditions of this Amendment are in conflict with the Carolina Addendum or the Agreement, the terms of this Amendment shall control.

3. Counterparts. This Fourth Amendment to the Carolina Addendum may be executed in more than one counterpart, each of which shall be deemed to be an original and all of which together shall be deemed a single document.

IN WITNESS WHEREOF, CSG and Affiliate cause this Fourth Amendment to be executed effective as of the Amendment Effective Date.

TIME WARNER ENTERTAINMENT—	CSG SYSTEMS, INC. (“CSG”)
ADVANCE/NEWHOUSE PARTNERSHIP D/B/A TIME WARNER CABLE THROUGH ITS CAROLINA REGION (“AFFILIATE”)

By:	/s/ Carol Hevey	By:	/s/ Peter E. Kalan

Name: Carol Hevey		Name: Peter E. Kalan

Title: Executive Vice President, East		Title: President

Date: December 18, 2012		Date: 12/31/12